UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21082

Nuveen Quality Preferred Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report January 31, 2015

JTP

Nuveen Quality Preferred Income Fund

JPS

Nuveen Quality Preferred Income Fund 2

JHP

Nuveen Quality Preferred Income Fund 3

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	7
Common Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	12
Shareholder Meeting Report	18
Portfolios of Investments	19
Statement of Assets and Liabilities	39
Statement of Operations	40
Statement of Changes in Net Assets	41
Statement of Cash Flows	43
Financial Highlights	44
Notes to Financial Statements	49
Additional Fund Information	61
Glossary of Terms Used in this Report	62
Reinvest Automatically, Easily and Conveniently	63

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
March 26, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. Here Mark and Phil discuss their management strategy and the performance of the Funds for the six-month reporting period ended January 31, 2015.

What key strategies were used to manage the Funds during the six-month reporting period ended January 31, 2015?

The investment objective of each Fund is to seek high current income consistent with capital preservation. Each Fund's secondary objective is to enhance portfolio value. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% of their net assets in debt securities, including convertible debt and convertible preferred securities.

Our underlying strategy is to maintain a balance between the individual investor-oriented $25 par preferred securities often traded on securities exchanges and the institutional investor-oriented $1,000 par preferred securities traded over-the-counter in the capital markets. Both types of securities offer performance opportunities which, together with the broad diversification benefits of this combined universe, help to produce potentially attractive risk-adjusted rates of return. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our efforts to preserve capital and provide attractive income relative to investment grade and senior corporate credit.

Extension risk is most prevalent in the $25 par sector where most issues are perpetual fixed rate securities with 5-year call options. When yields decline, these call options go into-the-money, which reduces the option adjusted duration of the securities and commensurately can slow upside price progression, this is known as negative convexity. The implication of negative convexity is that duration can go up as rates go up which implies marginally higher risk than duration implies when call options are in the money. Spectrum is very aware of extension risk prevalent in most $25 par securities and seeks to mitigate the risk through security selection. For example, we seek to maximize coupon and call option term which should reduce negative convexity. Importantly, investors demand a yield premium for the optionality purchased by the issuer, which helps to augment the income opportunity in the $25 par sector. Within the context of income, we expect an increasing amount of the Fund's dividend flow to be qualified dividend income (QDI) due to the regulatory changes underway for global Tier-1 bank capital that have modified the structural features to pay dividends on U.S. issuance rather than interest payments. This will likely have supportive implications on the after-tax income flow to shareholders.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

How did the Funds perform during the six-month reporting period ended January 31, 2015?

During July, the U.S. Federal Reserve (Fed) Bank's Federal Open Market Committee provided more insight about its policymaking by raising concern over potential excesses created by its highly accommodative monetary policies. This ultimately led to a shallow correction in the S&P 500® in August and another correction in October, which marked the end to the Fed's bond buying intended to support the U.S. recovery. The European and Japanese economies, on the other hand, have not experienced any exuberance as deflation is becoming a chronic international problem. We believe that deflation risk should keep both the European Central Bank (ECB) and the Bank of Japan (BOJ) in accommodative positions for quite some time. More immediately, as the ECB is just about to begin a quantitative easing (QE) program of its own and the BOJ has one well underway, it is unlikely that U.S. bond prices will decline much while QEs are underway in Europe and Japan because of the attractive yield differential in favor of U.S. bond assets. The implication of easy money from the foreign central banks (moves that we characterize as the currency wars) is that the U.S. economy becomes a marginal loser as exports slow from persistent U.S. dollar strength. In addition, plummeting oil prices only adds more uncertainty to the geopolitical balance and investment in U.S. production. Ultimately, long U.S. Treasury bond yields dropped by 110 basis points (bps) during the reporting period to an all-time low of just 2.22%, which propelled current yield spreads on preferred securities about 90bps wider to 378 bps.

At the beginning of the fourth quarter the U.S. Fed expressed concern about the strength of the U.S. dollar and its suppressing impact on economic growth and inflation, which sent the equity markets into a short-term fret. Indeed, the accelerated currency wars among the developed economies led to a depreciation of the euro and the yen, and commensurately reaffirmed the U.S. dollar as the world's reserve currency. This overarching macroeconomic theme attracted more, primarily international, buyers to the preferred market as these securities were among the highest yielding alternatives available compared to traditional fixed-income. The retail ($25 par) sector performed particularly well given its longer duration compared to the more intermediate duration of the institutional ($1,000 par) sector.

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2015. For the six-month reporting period ended January 31, 2015, all three Funds' common shares at net asset value (NAV) underperformed the Barclays U.S. Aggregate Bond Index and the Blended Benchmark because of the very strong U.S. Treasury bond rally (helping the Aggregate Index) and some technical aspects which benefited the Blended Benchmark.

Overall, total return performance in preferred securities was aided by two factors: 1) the general decline in U.S. Treasury rates, and 2) a notable twist and flattening in the preferred yield curve where retail $25 par yields declined and capital securities yields rose. Indeed, the yield compression in the U.S. Treasury market this reporting period was significant, but even more so for the 30-year bond (-110bps) than for the 10-year note (-35bps). Along this path to higher treasury prices, the retail preferred sector outperformed the institutional preferred sector because spreads widened 46bps less for the retail sector than for the institutional sector. Retail structures such as PNC 6.125% and Deutsche Bank 6.55% were among the better performing preferred securities. The Funds were slightly underweight the $25 par sector to the underlying components of the Index. Although this held back relative performance somewhat as rates declined, underweighting this longer duration sector in favor of more intermediate duration capital securities helps to mitigate longer run interest rate risk in the Funds.

The Funds underperformed the benchmark primarily because they were underweight the retail sector, the best among the two benchmark sectors, in order to mitigate the extension risk of rising interest rates, which is prevalent in this sector. The impact of a lower concentration in the retail sector served to reduce the duration of the Fund by one year on average relative to the benchmark, which also caused some underperformance due to the measurable decline in interest rates during the reporting period. Specific holdings that detracted from performance included, institutional issues from State Street Corporation and Standard Chartered, which were among the worst performers during the reporting period for reasons more technical than fundamental.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings. During this reporting period, these swap contracts detracted modestly from overall Fund performance.

As of January 31, 2015, the Funds' percentages of leverage are shown in the accompanying table.

	JTP	JPS	JHP
Effective Leverage*	28.23%	28.08%	28.07%
Regulatory Leverage*	28.23%	28.08%	28.07%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of January 31, 2015, the Funds' outstanding bank borrowings are as shown in the accompanying table.

	JTP	JPS	JHP
Bank Borrowings	$235,000,000	$465,800,000	$89,000,000

Refer to Notes to Financial Statements, Note 8—Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of January 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JTP	JPS	JHP
August 2014	$0.0520	$0.0550	$0.0520
September	0.0520	0.0550	0.0520
October	0.0520	0.0550	0.0520
November	0.0520	0.0550	0.0520
December	0.0530	0.0560	0.0535
January 2015	0.0550	0.0580	0.0560
Ordinary Income Distribution*	$0.0905	$0.0488	$0.0634
Current Distribution Rate**	7.69%	7.44%	7.71%

*  Distribution paid in December 2014.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2015, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. JTP and JPS had positive UNII balances, while JHP had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the six months ended January 31, 2015, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments

COMMON SHARE REPURCHASES

During August 2014, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	JTP	JPS	JHP
Common Shares Cumulatively Repurchased and Retired	5,000	0	60,000
Common Shares Authorized for Repurchase	6,465,000	12,040,000	2,370,000

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	JTP	JPS	JHP
Common Shares Repurchased and Retired	5,000	0	40,000
Weighted Average Price Per Common Share Repurchased and Retired	$7.94	$0	$8.35
Weighted Average Discount Per Common Share Repurchased and Retired	13.98%	0%	12.95%

COMMON SHARE EQUITY SHELF PROGRAMS

JTP, JPS and JHP each filed registration statements with the SEC authorizing each Fund to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs, which are not yet effective.

Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details and the Funds' equity shelf programs.

OTHER COMMON SHARE INFORMATION

As of January 31, 2015, and during the current reporting period, the Funds' common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JTP	JPS	JHP
Common Share NAV	$9.24	$9.91	$9.64
Common Share Price	$8.58	$9.36	$8.72
Premium/(Discount) to NAV	(7.14)%	(5.55)%	(9.54)%
6-Month Average Premium/(Discount) to NAV	(10.32)%	(9.06)%	(11.91)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinate to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter- parties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Nuveen Investments

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Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTP at Common Share NAV	3.69%	14.39%	13.04%	3.52%
JTP at Common Share Price	7.88%	20.03%	13.73%	3.71%
Barclays U.S. Aggregate Bond Index	4.36%	6.61%	4.57%	4.86%
Blended Benchmark (Comparative Index)	4.22%	12.20%	9.41%	4.57%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.7%
$25 Par (or similar) Retail Preferred	49.3%
Corporate Bonds	6.8%
$1,000 Par (or similar) Institutional Preferred	80.2%
Investment Companies	1.2%
Long-Term Investments	138.2%
Short-Term Investments	1.3%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Borrowings	139.3%
Borrowings	(39.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Insurance	31.7%
Banks	29.6%
Capital Markets	7.1%
Diversified Financial Services	6.9%
Real Estate Investment Trust	6.9%
Other	16.9%
Short-Term Investments	0.9%
Total	100%

Country Allocation

(% of total investments)1

United States	62.8%
United Kingdom	11.4%
Netherlands	5.7%
France	4.1%
Other	16.0%
Total	100%

Top Five Issuers

(% of total investments)1

Bank of America Corporation	3.9%
HSBC Holdings PLC	3.7%
General Electric Capital Corporation	3.5%
PNC Financial Services Inc.	3.4%
Deutsche Bank AG	2.6%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.1%
A	17.5%
BBB	66.5%
BB or Lower	15.9%
Total	100%

1  Excluding investments in derivatives.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Performance Overview and Holding Summaries as of January 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	3.51%	13.91%	12.75%	4.02%
JPS at Common Share Price	9.45%	20.74%	13.38%	4.34%
Barclays U.S. Aggregate Bond Index	4.36%	6.61%	4.57%	4.86%
Blended Benchmark (Comparative Index)	4.22%	12.20%	9.41%	4.57%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	47.4%
Corporate Bonds	7.2%
$1,000 Par (or similar) Institutional Preferred	81.5%
Investment Companies	1.4%
Long-Term Investments	137.9%
Short-Term Investments	1.1%
Other Assets Less Liabilities	0.0%
Net Assets Plus Borrowings	139.0%
Borrowings	(39.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Insurance	34.1%
Banks	27.6%
Diversified Financial Services	8.1%
Capital Markets	7.4%
Real Estate Investment Trust	5.4%
Investment Companies	1.0%
Other	15.6%
Short-Term Investments	0.8%
Total	100%

Country Allocation

(% of total investments)1

United States	63.3%
United Kingdom	9.4%
Netherlands	6.9%
France	4.5%
Other	15.9%
Total	100%

1  Excluding investments in derivatives.

Top Five Issuers

(% of total investments)1

MetLife Inc.	4.0%
General Electric Capital Corporation	3.6%
JPMorgan Chase & Company	3.4%
PNC Financial Services Inc.	3.4%
Wells Fargo and Company	3.4%
Credit Quality (% of total long-term fixed-income investments)
AA	0.8%
A	16.8%
BBB	67.0%
BB or Lower	15.4%
Total	100%

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Performance Overview and Holding Summaries as of January 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JHP at Common Share NAV	3.92%	13.98%	12.93%	3.87%
JHP at Common Share Price	8.15%	17.91%	12.89%	3.41%
Barclays U.S. Aggregate Bond Index	4.36%	6.61%	4.57%	4.86%
Blended Benchmark (Comparative Index)	4.22%	12.20%	9.41%	4.57%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	48.3%
Corporate Bonds	6.1%
$1,000 Par (or similar) Institutional Preferred	80.6%
Investment Companies	1.4%
Long-Term Investments	136.4%
Short-Term Investments	2.6%
Other Assets Less Liabilities	0.0%
Net Assets Plus Borrowings	139.0%
Borrowings	(39.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	33.0%
Insurance	31.6%
Capital Markets	7.7%
Diversified Financial Services	5.8%
Investment Companies	1.0%
Other	19.0%
Short-Term Investments	1.9%
Total	100%

Country Allocation

(% of total investments)1

United States	60.9%
United Kingdom	12.7%
France	5.5%
Netherlands	5.5%
Other	15.4%
Total	100%

Top Five Issuers

(% of total investments)1

Wells Fargo and Company	4.3%
JPMorgan Chase & Company	4.2%
Bank of America Corporation	3.8%
General Electric Capital Corporation	3.1%
Vodafone Group Public Limited Company	2.9%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.6%
A	14.9%
BBB	66.2%
BB or Lower	18.3%
Total	100%

1  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JTP, JPS and JHP; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
To approve a new investment management agreement
For	28,794,039	52,292,184	10,714,017
Against	1,041,788	1,872,997	485,926
Abstain	931,088	1,453,239	281,669
Broker Non-Votes	9,175,191	17,687,117	3,464,193
Total	39,942,106	73,305,537	14,945,805
To approve a new sub-advisory agreement
For	28,661,451	51,958,370	10,703,888
Against	1,107,690	2,085,945	484,358
Abstain	997,774	1,574,105	293,366
Broker Non-Votes	9,175,191	17,687,117	3,464,193
Total	39,942,106	73,305,537	14,945,805
Approval of the Board Members was reached as follows:
Thomas S. Schreier, Jr.
For	38,132,689	70,269,459	14,141,249
Withhold	1,809,417	3,036,078	804,556
Total	39,942,106	73,305,537	14,945,805

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 138.2% (99.1% of Total Investments)
	CONVERTIBLE PREFERRED SECURITIES – 0.7% (0.5% of Total Investments)
	Banks – 0.7%
3,270	Wells Fargo & Company	7.500%	BBB	$4,064,610
	Total Convertible Preferred Securities (cost $3,780,261)			4,064,610
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 49.3% (35.4% of Total Investments)
	Banks – 8.9%
18,000	Bank of America Corporation	6.375%	BB	$456,300
989	Barclays Bank PLC	7.100%	BB+	25,843
2,100	Barclays Bank PLC	6.625%	BB+	54,033
150,514	Citigroup Capital XIII	7.875%	BBB–	3,981,095
185,000	Citigroup Inc.	6.875%	BB+	4,972,800
350	Citigroup Inc.	5.800%	BB+	8,621
62,000	City National Corporation	5.500%	Baa3	1,532,640
26,000	Fifth Third Bancorp.	6.625%	BB+	716,820
132,081	First Naigara Finance Group	8.625%	BB	3,634,869
100,000	FirstMerit Corporation	5.875%	Baa3	2,426,000
18,400	HSBC Holdings PLC	8.000%	BBB+	494,224
11,863	HSBC Holdings PLC	6.200%	Baa2	307,845
150,000	HSBC USA Inc.	2.858%	BBB+	7,534,500
47,500	JPMorgan Chase Capital Trust XXIX	6.700%	Baa2	1,210,775
81,008	Merrill Lynch Preferred Capital Trust V	7.280%	Ba1	2,091,627
742,900	PNC Financial Services	6.125%	BBB–	20,749,197
25,950	Royal Bank of Scotland Group PLC	5.750%	B+	620,205
91,051	Wells Fargo & Company	5.850%	BBB	2,349,116
	Total Banks			53,166,510
	Capital Markets – 3.4%
25,200	Affiliated Managers Group Inc.	5.250%	BBB	650,664
515,646	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	13,845,095
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A–	115,380
43,925	Morgan Stanley Capital Trust IV	6.250%	Ba1	1,120,966
73,700	State Street Corporation	6.000%	Baa2	1,896,301
37,000	State Street Corporation	5.900%	BBB	977,910
72,700	State Street Corporation	5.250%	BBB	1,769,518
	Total Capital Markets			20,375,834
	Diversified Financial Services – 3.1%
35,000	General Electric Capital Corporation	4.875%	AA+	880,250
9,000	General Electric Capital Corporation	4.700%	AA+	221,670
36,800	ING Groep N.V	7.375%	Ba1	949,440
625,776	ING Groep N.V	7.200%	Ba1	16,182,567
	Total Diversified Financial Services			18,233,927
	Diversified Telecommunication Services – 3.2%
143,506	Qwest Corporation	7.500%	BBB–	3,876,097
47,803	Qwest Corporation	7.375%	BBB–	1,276,818
101,300	Qwest Corporation	7.000%	BBB–	2,648,995
67,900	Qwest Corporation	7.000%	BBB–	1,780,338
77,156	Qwest Corporation	6.875%	BBB–	2,033,061
155,600	Qwest Corporation	6.125%	BBB–	3,815,312
144,342	Verizon Communications Inc.	5.900%	A–	3,833,724
	Total Diversified Telecommunication Services			19,264,345

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 3.9%
178,000	Alabama Power Company, (3)	6.450%	A3	$4,933,946
91,819	Duke Energy Capital Trust II	5.125%	Baa1	2,280,784
14,903	Entergy Arkansas Inc.	5.750%	A–	382,411
22,668	Entergy Arkansas Inc.	4.750%	A–	537,005
15,000	Entergy Louisiana LLC	5.250%	A2	378,450
92,100	Integrys Energy Group Inc.	6.000%	Baa1	2,519,856
64,800	Interstate Power and Light Company	5.100%	BBB	1,655,640
250,999	NextEra Energy Inc.	5.125%	BBB	6,104,296
185,974	NextEra Energy Inc.	5.000%	BBB	4,359,231
5,102	PPL Capital Funding, Inc.	5.900%	BB+	130,101
	Total Electric Utilities			23,281,720
	Food Products – 0.5%
28,100	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	3,058,511
	Insurance – 12.5%
795,723	Aegon N.V	6.375%	Baa1	20,473,953
248,300	Aflac Inc.	5.500%	BBB+	6,279,507
93,814	Allstate Corporation	6.625%	BBB–	2,562,060
5,569	Allstate Corporation	6.250%	BBB–	148,971
6,700	Allstate Corporation	5.625%	BBB–	169,778
147,000	Allstate Corporation	5.100%	Baa1	3,794,070
57,100	American Financial Group	6.250%	Baa2	1,470,325
64,043	Arch Capital Group Limited	6.750%	BBB	1,764,385
10,965	Aspen Insurance Holdings Limited	7.250%	BBB–	288,051
156,458	Aspen Insurance Holdings Limited	5.950%	BBB–	3,947,435
226,594	Axis Capital Holdings Limited	6.875%	BBB	6,163,357
165,100	Axis Capital Holdings Limited	5.500%	BBB	4,066,413
231,787	Delphi Financial Group, Inc., (3)	7.376%	BBB–	5,780,188
125,430	Hartford Financial Services Group Inc.	7.875%	BB+	3,824,361
46,984	PartnerRe Limited	5.875%	BBB+	1,185,406
166,360	Prudential PLC	6.750%	A–	4,391,904
104,100	Reinsurance Group of America Inc.	6.200%	BBB	3,014,736
4,000	RenaissanceRe Holdings Limited	5.375%	BBB+	97,720
86,839	Torchmark Corporation	5.875%	BBB+	2,197,027
126,900	W.R. Berkley Corporation	5.625%	BBB–	3,143,313
	Total Insurance			74,762,960
	Machinery – 1.1%
244,403	Stanley, Black, and Decker Inc.	5.750%	BBB+	6,261,605
	Media – 0.7%
163,689	Comcast Corporation	5.000%	A–	4,157,701
	Multi-Utilities – 0.7%
150,800	DTE Energy Company	6.500%	Baa1	4,062,552
5,083	Scana Corporation	7.700%	BBB–	127,177
	Total Multi-Utilities			4,189,729
	Real Estate Investment Trust – 9.4%
150,000	DDR Corporation	6.250%	Baa3	3,943,500
7,952	Digital Realty Trust Inc.	7.375%	Baa3	216,453
32,987	Digital Realty Trust Inc.	5.875%	Baa3	800,592
19,843	Health Care REIT, Inc.	6.500%	Baa3	532,388
145,700	Hospitality Properties Trust	7.125%	Baa3	3,917,873
4,634	Kimco Realty Corporation,	6.900%	Baa2	121,782
102,200	Kimco Realty Corporation,	5.625%	Baa2	2,525,360
3,883	Kimco Realty Corporation,	5.500%	Baa2	95,561
55,924	National Retail Properties Inc.	6.625%	Baa2	1,475,834
12,235	PS Business Parks, Inc.	6.875%	Baa2	316,275

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust (continued)
112,407	PS Business Parks, Inc.	6.450%		Baa2	$2,965,297
199,493	PS Business Parks, Inc.	6.000%		Baa2	5,081,087
7,720	PS Business Parks, Inc.	5.700%		Baa2	191,996
220,328	Public Storage, Inc., (4)	5.900%		A	5,669,039
2,351	Public Storage, Inc.	6.500%		A	63,689
22,656	Public Storage, Inc.	6.350%		A	601,743
22,083	Public Storage, Inc.	5.875%		A	567,754
104,063	Public Storage, Inc.	5.750%		A	2,653,607
9,000	Public Storage, Inc.	5.625%		A	228,510
235,318	Public Storage, Inc.	5.200%		A	5,755,878
268,800	Realty Income Corporation	6.625%		Baa2	7,190,400
128,400	Regency Centers Corporation	6.625%		Baa3	3,340,968
132,139	Senior Housing Properties Trust	5.625%		BBB–	3,303,475
74,186	Ventas Realty LP	5.450%		BBB+	1,895,452
109,700	Vornado Realty Trust	5.700%		BBB–	2,771,022
	Total Real Estate Investment Trust				56,225,535
	U.S. Agency – 1.7%
32,500	AgriBank FCB, (3)	6.875%		BBB+	3,443,986
3,000	Cobank Agricultural Credit Bank, (3)	6.200%		BBB	302,625
65,000	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	6,695,000
	Total U.S. Agency				10,441,611
	Wireless Telecommunication Services – 0.2%
18,300	Telephone and Data Systems Inc.	7.000%		BB+	463,905
28,000	Telephone and Data Systems Inc.	6.875%		Baa2	708,960
	Total Wireless Telecommunication Services				1,172,865
	Total $25 Par (or similar) Retail Preferred (cost $280,110,391)				294,592,853
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 6.8% (4.8% of Total Investments)
	Banks – 2.0%
$1,200	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	$1,200,756
10,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	10,696,870
11,200	Total Banks				11,897,626
	Capital Markets – 1.2%
6,000	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	6,664,134
300	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	336,282
6,300	Total Capital Markets				7,000,416
	Construction & Engineering – 0.4%
2,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	2,653,750
	Insurance – 2.6%
1,900	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	2,524,220
5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	6,875,000
900	AXA, Reg S	5.500%	12/31/49	A3	946,665
1,100	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,506,560
1,700	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	1,986,588
1,870	Prudential PLC, Reg S	5.250%	3/23/63	A–	1,932,050
12,470	Total Insurance				15,771,083
	Multi-Utilities – 0.3%
500	RWE AG, Reg S	7.000%	10/12/72	BBB–	537,500
1,000	Wisconsin Energy Corporation	6.250%	5/15/67	A3	1,004,980
1,500	Total Multi-Utilities				1,542,480

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels – 0.3%
$1,900	DCP Midstream LLC, 144A	5.850%	5/21/43	Ba1	$1,748,000
35,870	Total Corporate Bonds (cost $37,414,275)				40,613,355
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERED – 80.2% (57.5% of Total Investments)
	Banks – 29.7%
27,600	Bank of America Corporation	8.000%	N/A (5)	BB	$29,545,800
200	Bank One Capital III	8.750%	9/01/30	Baa2	302,424
400	Barclays Bank PLC, 144A	6.860%	N/A (5)	BBB–	440,000
7,000	Barclays PLC	8.250%	N/A (5)	BB+	7,296,233
6,917	Barclays PLC	7.434%	N/A (5)	BB+	6,664,481
2,600	Citigroup Capital III	7.625%	12/01/36	BBB–	3,515,684
4,000	Citigroup Inc.	8.400%	N/A (5)	BB+	4,566,000
2,750	Citigroup Inc.	5.950%	N/A (5)	BB+	2,746,563
3,800	CoreStates Capital Trust III, Series 144A	0.803%	2/15/27	A3	3,287,000
1,500	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	1,548,773
985	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	817,550
400	First Empire Capital Trust I	8.234%	2/01/27	Baa2	403,841
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,473,750
1,515	Groupe BCPE	3.300%	N/A (5)	BBB–	1,261,238
16,950	HSBC Capital Funding LP, 144A	10.176%	N/A (5)	BBB+	25,552,125
4,200	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	4,257,120
3,200	JPMorgan Chase & Company	6.000%	N/A (5)	BBB–	3,231,002
1,300	JPMorgan Chase & Company	5.150%	N/A (5)	BBB–	1,254,500
4,300	JPMorgan Chase Capital XXIII	1.232%	5/15/47	Baa2	3,343,250
2,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	2,653,340
3,218	Lloyd's Banking Group PLC	7.500%	N/A (5)	BB	3,290,405
2,900	Lloyd's Banking Group PLC, 144A	6.657%	N/A (5)	Ba2	3,161,000
2,300	Lloyd's Banking Group PLC, 144A	6.413%	N/A (5)	Ba2	2,495,500
1,800	M&T Bank Corporation	6.375%	N/A (5)	Baa2	1,835,438
14,000	M&T Bank Corporation	6.875%	N/A (5)	BBB–	14,315,000
7,500	National Australia Bank	8.000%	N/A (5)	Baa1	8,058,750
7,100	PNC Financial Services Inc.	6.750%	N/A (5)	BBB–	7,846,991
4,300	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB–	5,138,500
5,900	Societe Generale, Reg S	8.750%	N/A (5)	BB+	5,969,915
2,000	Societe Generale, 144A	7.875%	N/A (5)	BB+	1,970,000
450	Societe Generale, 144A	1.006%	N/A (5)	BB+	414,000
2,700	Societe Generale, Reg S	7.875%	N/A (5)	BB+	2,659,500
5,050	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	5,479,250
8,025	Wells Fargo & Company	7.980%	N/A (5)	BBB	8,807,438
	Total Banks				177,602,361
	Capital Markets – 5.3%
5,600	Charles Schwab Corporation	7.000%	N/A (5)	BBB	6,538,560
7,500	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	7,876,752
500	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	528,750
8,000	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (5)	BBB–	7,840,000
2,500	Goldman Sachs Group Inc.	5.700%	N/A (5)	BB+	2,561,718
800	Macquarie PMI LLC	8.375%	N/A (5)	Ba1	830,000
150	Morgan Stanley	5.450%	N/A (5)	BB	152,450
6,300	State Street Capital Trust IV	1.243%	6/15/37	A3	5,166,630
	Total Capital Markets				31,494,860
	Consumer Finance – 0.2%
1,100	American Express Company	6.800%	9/01/66	Baa2	1,160,500

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 6.6%
24,400	General Electric Capital Corporation	7.125%	N/A (5)	A+	$28,395,500
1,100	ING US Inc.	5.650%	5/15/53	Ba1	1,105,500
7,893	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa1	10,162,238
	Total Diversified Financial Services				39,663,238
	Electric Utilities – 1.8%
6,600	Electricite de France, 144A	5.250%	N/A (5)	A3	6,930,000
2,400	FPL Group Capital Inc.	6.650%	6/15/67	BBB	2,433,521
1,500	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	1,468,740
	Total Electric Utilities				10,832,261
	Insurance – 29.0%
698	Ace Capital Trust II	9.700%	4/01/30	A–	1,038,275
4,200	AG Insurance SA/NV, Reg S	6.750%	N/A (5)	BBB+	4,504,500
2,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	3,523,000
1,700	Allstate Corporation	5.750%	8/15/53	Baa1	1,807,313
3,600	American International Group, Inc.	8.175%	5/15/58	BBB	4,932,000
4,000	AXA SA	8.600%	12/15/30	A3	5,450,000
4,880	AXA SA, 144A	6.380%	N/A (5)	Baa1	5,355,800
8,395	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	8,332,038
3,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (5)	A3	3,818,748
1,300	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (5)	A3	1,394,248
5,500	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	6,640,871
3,800	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	3,933,000
7,060	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	8,295,500
6,700	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	6,850,750
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,500,000
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	8,001,000
600	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	860,625
12,650	National Financial Services Inc., (6)	6.750%	5/15/37	Baa2	13,219,250
4,100	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	4,397,250
2,225	Oil Insurance Limited, 144A	3.239%	N/A (5)	Baa1	1,993,569
19,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	19,864,000
1,125	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,195,313
7,100	Prudential PLC, Reg S	6.500%	N/A (5)	A–	7,179,875
15,075	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	16,582,500
10,000	Sompo Japan Insurance, 144A, (6)	5.325%	3/28/73	A–	10,712,500
2,500	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	2,862,500
4,000	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	4,196,000
2,800	Swiss Re Capital I, Reg S	6.854%	N/A (5)	A	2,937,200
4,200	XLIT Limited	3.687%	N/A (5)	BBB–	3,444,000
6,970	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	7,369,332
	Total Insurance				173,190,957
	Machinery – 0.3%
1,500	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,626,750
	Multi-Utilities – 0.7%
2,300	Dominion Resources Inc., (6)	7.500%	6/30/66	BBB	2,380,063
2,000	Dominion Resources Inc.	2.556%	9/30/66	BBB	1,859,464
	Total Multi-Utilities				4,239,527
	Real Estate Investment Trust – 0.2%
950	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	1,009,635
	Road & Rail – 2.1%
10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,208,000

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Thrifts & Mortgage Finance – 0.3%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	N/A (5)	BBB–	$2,030,000
	U.S. Agency – 0.7%
3,400	Farm Credit Bank of Texas	10.000%	N/A (5)	Baa1	4,255,313
	Wireless Telecommunication Services – 3.3%
15,250	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	19,515,234
	Total $1,000 Par (or similar) Institutional Preferred (cost $435,332,293)				478,828,636
Shares	Description (1), (7)				Value
	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)
252,950	Blackrock Credit Allocation Income Trust IV				$3,409,766
198,566	John Hancock Preferred Income Fund III				3,673,471
	Total Investment Companies (cost $9,446,348)				7,083,237
	Total Long-Term Investments (cost $766,083,568)				825,182,691
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 1.3% (0.9% of Total Investments)
$7,909	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $7,908,888, collateralized by $6,100,000 U.S. Treasury Bond, 3.750%, due 8/15/41, value $8,067,250	0.000%	2/02/15		$7,908,888
	Total Short-Term Investments (cost $7,908,888)				7,908,888
	Total Investments (cost $773,992,456) – 139.5%				833,091,579
	Borrowings – (39.3)% (8), (9)				(235,000,000)
	Other Assets Less Liabilities – (0.2)% (10)				(695,039)
	Net Assets Applicable to Common Shares – 100%				$597,396,540

Investments in Derivatives as of January 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$67,587,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/01/15	12/01/20	$(1,013,585)
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/01/15	12/01/22	(1,936,959)
	$135,174,000							$(2,950,544)

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Perpetual security. Maturity date is not applicable.

(6)  Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments out on loan as of the end of the reporting period was $24,599,000.

(7)  A copy of the most recent financial statements for the investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)  Borrowings as a percentage of Total Investments is 28.2%.

(9)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $477,307,878 have been pledged as collateral for borrowings.

(10)  Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)  Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

PPLUS  PreferredPlus Trust

REIT  Real Estate Investment Trust

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association

See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of Investments  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 137.9% (99.2% of Total Investments)
	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)
	Banks – 0.4%
4,300	Wells Fargo & Company	7.500%	BBB	$5,344,900
	Total Convertible Preferred Securities (cost $5,004,125)			5,344,900
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 47.4% (34.1% of Total Investments)
	Banks – 8.0%
23,180	Bank of America Corporation	6.500%	BB	$586,686
150,000	Barclays Bank PLC, (3)	8.125%	BB+	3,945,000
271,589	Citigroup Capital XIII	7.875%	BBB–	7,183,529
411,100	Citigroup Inc.	6.875%	BB+	11,050,368
1,200	Citigroup Inc.	5.800%	BB+	29,556
117,000	City National Corporation	5.500%	Baa3	2,892,240
60,000	Fifth Third Bancorp.	6.625%	BB+	1,654,200
146,500	First Naigara Finance Group	8.625%	BB	4,031,680
417,415	HSBC Holdings PLC, (3)	8.000%	BBB+	11,211,767
102,700	HSBC Holdings PLC	6.200%	Baa2	2,665,065
40,100	HSBC USA Inc.	6.500%	BBB+	1,013,728
100,000	HSBC USA Inc.	4.500%	Baa1	2,559,000
74,000	HSBC USA Inc.	2.858%	BBB+	3,717,020
12,636	JPMorgan Chase & Company	6.300%	BBB–	326,388
82,300	JPMorgan Chase & Company	5.500%	BBB–	2,025,403
1,214,400	PNC Financial Services	6.125%	BBB–	33,918,192
100,990	Royal Bank of Scotland Group PLC	6.750%	B+	2,544,948
170,000	Wells Fargo & Company	5.850%	BBB	4,386,000
	Total Banks			95,740,770
	Capital Markets – 4.9%
60,000	Affiliated Managers Group Inc.	6.375%	BBB	1,581,000
1,284,535	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	34,489,765
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB–	350,244
91,791	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB–	2,344,342
47,579	Deutsche Bank Contingent Capital Trust III	7.600%	BBB–	1,332,212
333,629	Goldman Sachs Group, Inc.	5.500%	BB	8,304,026
30,796	Morgan Stanley Capital Trust III	6.250%	Ba1	789,301
2,800	Morgan Stanley Capital Trust V	5.750%	Ba1	70,896
1,800	Morgan Stanley Capital Trust VIII	6.450%	Ba1	45,900
790	Morgan Stanley	7.125%	BB	22,081
146,300	State Street Corporation	6.000%	Baa2	3,764,299
37,600	State Street Corporation	5.900%	BBB	993,768
180,922	State Street Corporation	5.250%	BBB	4,403,641
	Total Capital Markets			58,491,475
	Diversified Financial Services – 4.4%
324,100	General Electric Capital Corporation	4.875%	AA+	8,151,115
90,393	General Electric Capital Corporation	4.875%	AA+	2,276,096
140,372	General Electric Capital Corporation	4.700%	AA+	3,457,362
768,094	ING Groep N.V	7.200%	Ba1	19,862,911
731,274	ING Groep N.V	7.050%	Ba1	18,866,869
	Total Diversified Financial Services			52,614,353

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Telecommunication Services – 3.1%
184,004	Qwest Corporation	7.500%	BBB–	$4,969,948
96,790	Qwest Corporation	7.375%	BBB–	2,585,261
383,205	Qwest Corporation	7.000%	BBB–	10,020,811
26,600	Qwest Corporation	7.000%	BBB–	697,452
216,000	Qwest Corporation	6.875%	BBB–	5,691,600
296,095	Qwest Corporation, (3)	6.125%	BBB–	7,260,249
234,900	Verizon Communications Inc.	5.900%	A–	6,238,944
	Total Diversified Telecommunication Services			37,464,265
	Electric Utilities – 3.1%
360,400	Alabama Power Company, (4)	6.450%	A3	9,989,856
72,419	Duke Energy Capital Trust II	5.125%	Baa1	1,798,888
12,952	Entergy Arkansas Inc.	5.750%	A–	332,348
194,200	Entergy Arkansas Inc.	4.750%	A–	4,600,598
60,296	Entergy Louisiana LLC	5.875%	A2	1,558,049
25,000	Entergy Louisiana LLC	5.250%	A2	630,750
56,142	Entergy Louisiana LLC	4.700%	A2	1,319,337
10,000	Gulf Power Company, (4)	5.600%	BBB+	997,800
152,000	Integrys Energy Group Inc.	6.000%	Baa1	4,158,720
145,100	Interstate Power and Light Company	5.100%	BBB	3,707,305
80,146	NextEra Energy Inc.	5.700%	BBB	2,071,774
152,000	NextEra Energy Inc.	5.625%	BBB	3,851,680
51,349	NextEra Energy Inc.	5.125%	BBB	1,248,808
28,540	NextEra Energy Inc.	5.000%	BBB	668,978
	Total Electric Utilities			36,934,891
	Food Products – 0.5%
53,400	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	5,812,259
	Insurance – 12.2%
1,717,889	Aegon N.V	6.375%	Baa1	44,201,284
490,320	Aflac Inc.	5.500%	BBB+	12,400,193
175,500	Allstate Corporation	6.625%	BBB–	4,792,905
393,000	Allstate Corporation	5.100%	Baa1	10,143,330
147,456	American Financial Group	6.250%	Baa2	3,796,992
301,725	Arch Capital Group Limited	6.750%	BBB	8,312,524
74,981	Aspen Insurance Holdings Limited	7.250%	BBB–	1,969,751
210,600	Aspen Insurance Holdings Limited	5.950%	BBB–	5,313,438
496,950	Axis Capital Holdings Limited	6.875%	BBB	13,517,040
235,870	Axis Capital Holdings Limited	5.500%	BBB	5,809,478
409,482	Delphi Financial Group, Inc., (4)	7.376%	BBB–	10,211,457
17,249	PartnerRe Limited	7.250%	BBB+	468,828
29,905	PartnerRe Limited	5.875%	BBB+	754,503
4,000	Protective Life Corporation	6.250%	BBB	104,720
317,875	Prudential PLC	6.750%	A–	8,391,900
280,000	Reinsurance Group of America Inc.	6.200%	BBB	8,108,800
74,028	RenaissanceRe Holdings Limited	5.375%	BBB+	1,808,504
125,600	Torchmark Corporation	5.875%	BBB+	3,177,680
79,181	W.R. Berkley Corporation	5.625%	BBB–	1,961,313
	Total Insurance			145,244,640
	Machinery – 1.1%
520,581	Stanley, Black, and Decker Inc.	5.750%	BBB+	13,337,285
	Media – 0.2%
75,680	Comcast Corporation	5.000%	A–	1,922,272
	Multi-Utilities – 0.5%
109,804	DTE Energy Company	5.250%	Baa1	2,772,551
148,032	Scana Corporation	7.700%	BBB–	3,703,761
	Total Multi-Utilities			6,476,312

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust – 7.2%
5,000	Alexandria Real Estate Equities Inc., Series B	6.450%		Baa3	$130,900
100,000	DDR Corporation	6.250%		Baa3	2,629,000
88,467	Digital Realty Trust Inc.	7.375%		Baa3	2,408,072
15,675	Digital Realty Trust Inc.	7.000%		Baa3	407,080
69,868	Digital Realty Trust Inc.	5.875%		Baa3	1,695,696
3,203	Health Care REIT, Inc.	6.500%		Baa3	85,936
321,594	Hospitality Properties Trust	7.125%		Baa3	8,647,663
58,372	Kimco Realty Corporation,	6.900%		Baa2	1,534,016
7,961	Kimco Realty Corporation,	6.000%		Baa2	206,668
253,032	Kimco Realty Corporation,	5.625%		Baa2	6,252,421
133,372	National Retail Properties Inc.	6.625%		Baa2	3,519,687
82,301	Prologis Inc., (4)	8.540%		BBB–	5,179,819
152,633	PS Business Parks, Inc.	6.450%		Baa2	4,026,459
450,182	PS Business Parks, Inc.	6.000%		Baa2	11,466,136
8,418	PS Business Parks, Inc.	5.750%		Baa2	208,766
15,300	PS Business Parks, Inc.	5.700%		Baa2	380,511
196,229	Public Storage, Inc., (5)	5.900%		A	5,048,972
3,400	Public Storage, Inc.	6.500%		A	92,106
220,000	Public Storage, Inc., (5)	6.375%		A	5,902,598
2,000	Public Storage, Inc.	6.000%		A	51,660
105,000	Public Storage, Inc.	5.875%		A	2,699,550
203,125	Public Storage, Inc.	5.750%		A	5,179,688
20,000	Public Storage, Inc.	5.625%		A	507,800
139,683	Public Storage, Inc.	5.200%		A3	3,420,837
95,600	Public Storage, Inc.	5.200%		A	2,338,376
183,646	Realty Income Corporation	6.625%		Baa2	4,912,531
146,600	Regency Centers Corporation	6.625%		Baa3	3,814,532
3,948	Senior Housing Properties Trust	5.625%		BBB–	98,700
116,643	Ventas Realty LP	5.450%		BBB+	2,980,229
	Total Real Estate Investment Trust				85,826,409
	U.S. Agency – 2.0%
60,500	AgriBank FCB, (4)	6.875%		BBB+	6,411,112
24,000	Cobank Agricultural Credit Bank, (4)	6.200%		BBB	2,421,000
144,000	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	14,832,000
	Total U.S. Agency				23,664,112
	Wireless Telecommunication Services – 0.2%
2,150	Telephone and Data Systems Inc.	7.000%		BB+	54,503
81,428	Telephone and Data Systems Inc.	6.875%		Baa2	2,061,755
7,000	Telephone and Data Systems Inc.	6.625%		BB+	176,540
	Total Wireless Telecommunication Services				2,292,798
	Total $25 Par (or similar) Retail Preferred (cost $534,011,485)				565,821,841
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 7.2% (5.2% of Total Investments)
	Banks – 2.6%
$1,000	Den Norske Bank	0.500%	2/18/35	Baa3	$638,686
1,000	Den Norske Bank	0.963%	2/24/37	Baa3	640,000
7,600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	7,604,788
19,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	20,324,052
2,000	Societe Generale, Reg S	8.250%	12/31/49	BB+	2,070,000
30,600	Total Banks				31,277,526
	Capital Markets – 1.0%
8,500	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	9,440,857
1,700	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	1,905,598
10,200	Total Capital Markets				11,346,455

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Construction & Engineering – 0.7%
$7,500	Hutchison Whampoa International 12 Limited, 144A, (3)	6.000%	11/07/62	BBB	$7,961,250
	Electric Utilities – 0.2%
2,900	WPS Resource Corporation	6.110%	12/01/16	Baa1	2,915,950
	Insurance – 1.1%
2,800	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	3,719,904
1,700	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	2,328,320
6,300	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	7,362,060
10,800	Total Insurance				13,410,284
	Multi-Utilities – 1.2%
11,100	RWE AG, Reg S	7.000%	10/12/72	BBB–	11,932,500
2,000	Wisconsin Energy Corporation	6.250%	5/15/67	A3	2,009,960
13,100	Total Multi-Utilities				13,942,460
	Oil, Gas & Consumable Fuels – 0.3%
3,700	DCP Midstream LLC, 144A	5.850%	5/21/43	Ba1	3,404,000
	Wireless Telecommunication Services – 0.1%
1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73	BB	1,709,600
80,400	Total Corporate Bonds (cost $82,217,851)				85,967,525
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 81.5% (58.6% of Total Investments)
	Banks – 27.3%
13,230	Bank of America Corporation	8.125%	N/A (6)	BB	$14,213,981
2,394	Bank of America Corporation	8.000%	N/A (6)	BB	2,562,777
9,500	Bank of America Corporation	6.500%	N/A (6)	BB	9,948,277
3,400	Bank One Capital III	8.750%	9/01/30	Baa2	5,141,205
1,600	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	1,760,000
10,500	Barclays PLC	8.250%	N/A (6)	BB+	10,944,350
17,575	Barclays PLC	7.434%	N/A (6)	BB+	16,933,389
1,200	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	996,000
20,000	Chase Capital Trust III, Series C	0.777%	3/01/27	Baa2	16,600,000
5,400	Citigroup Capital III	7.625%	12/01/36	BBB–	7,301,804
6,000	Citigroup Inc.	8.400%	N/A (6)	BB+	6,849,000
5,500	Citigroup Inc.	5.950%	N/A (6)	BB+	5,493,125
3,000	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	3,097,545
1,500	First Empire Capital Trust I	8.234%	2/01/27	Baa2	1,514,403
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	Baa1	24,123,849
4,300	Fulton Capital Trust I	6.290%	2/01/36	Baa3	4,267,750
10,000	Groupe BCPE	3.300%	N/A (6)	BBB–	8,325,000
10,500	HSBC Bank PLC	0.688%	N/A (6)	A3	6,615,000
5,500	HSBC Bank PLC	0.600%	N/A (6)	A3	3,426,500
13,550	HSBC Capital Funding LP, 144A	10.176%	N/A (6)	BBB+	20,426,625
6,852	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	6,945,187
7,800	JPMorgan Chase & Company	6.000%	N/A (6)	BBB–	7,875,566
1,400	JPMorgan Chase & Company	5.150%	N/A (6)	BBB–	1,351,000
2,800	JPMorgan Chase Capital XXIII	1.232%	5/15/47	Baa2	2,177,000
6,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	7,960,020
1,802	Lloyd's Banking Group PLC	7.500%	N/A (6)	BB	1,842,545
2,750	Lloyd's Banking Group PLC, 144A	5.920%	N/A (6)	BB	2,736,250
6,350	Lloyd's Banking Group PLC, 144A	6.657%	N/A (6)	Ba2	6,921,500
26,000	M&T Bank Corporation	6.875%	N/A (6)	BBB–	26,585,000
6,200	M&T Bank Corporation	6.375%	N/A (6)	Baa2	6,322,063

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
6,000	National Australia Bank	8.000%	N/A (6)	Baa1	$6,447,000
3,700	Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	3,683,831
20,000	PNC Financial Services Inc.	6.750%	N/A (6)	BBB–	22,104,200
3,400	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB–	4,063,000
14,144	Societe Generale, Reg S	8.750%	N/A (6)	BB+	14,311,606
2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	1,970,000
800	Societe Generale, 144A	1.006%	N/A (6)	BB+	736,000
2,000	Societe Generale, Reg S	7.875%	N/A (6)	BB+	1,970,000
6,450	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa2	6,998,250
20,000	Wells Fargo & Company	7.980%	N/A (6)	BBB	21,950,000
	Total Banks				325,490,598
	Capital Markets – 4.4%
11,000	Charles Schwab Corporation	7.000%	N/A (6)	BBB	12,843,600
14,600	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	15,333,416
6,300	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	6,662,250
750	Goldman Sachs Group Inc.	5.700%	N/A (6)	BB+	768,515
1,200	Macquarie PMI LLC	8.375%	N/A (6)	Ba1	1,245,000
4,000	Morgan Stanley	5.450%	N/A (6)	BB	4,065,320
14,686	State Street Capital Trust IV	1.243%	6/15/37	A3	12,043,989
	Total Capital Markets				52,962,090
	Diversified Financial Services – 6.8%
2,861	Countrywide Capital Trust III, Series B	8.050%	6/15/27	Ba1	3,767,805
32,500	General Electric Capital Corporation	7.125%	N/A (6)	A+	37,821,875
2,800	General Electric Capital Corporation	6.375%	11/15/67	A+	3,034,080
3,200	General Electric Capital Corporation	6.250%	N/A (6)	A+	3,526,400
2,300	ING US Inc.	5.650%	5/15/53	Ba1	2,311,500
23,730	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa1	30,552,375
	Total Diversified Financial Services				81,014,035
	Electric Utilities – 2.4%
15,800	Electricite de France, 144A	5.250%	N/A (6)	A3	16,590,000
5,000	FPL Group Capital Inc.	6.650%	6/15/67	BBB	5,069,835
7,700	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	7,539,532
	Total Electric Utilities				29,199,367
	Industrial Conglomerates – 0.1%
1,600	General Electric Capital Trust I	6.375%	11/15/67	A+	1,731,499
	Insurance – 34.1%
6,200	AG Insurance SA/NV, Reg S	6.750%	N/A (6)	BBB+	6,649,500
6,400	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	8,672,000
1,200	Allstate Corporation	6.500%	5/15/57	Baa1	1,332,000
2,000	Allstate Corporation	5.750%	8/15/53	Baa1	2,126,250
6,805	American International Group, Inc.	8.175%	5/15/58	BBB	9,322,850
11,350	AXA SA	8.600%	12/15/30	A3	15,464,375
9,450	AXA SA, 144A	6.380%	N/A (6)	Baa1	10,371,375
15,359	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	15,243,808
6,500	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (6)	A3	7,637,500
2,500	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (6)	A3	2,681,250
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	BBB	1,240,800
16,150	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BB+	15,766,438
2,600	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	3,139,321
6,600	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	6,831,000
2,488	Hartford Financial Services Group Inc.	8.125%	6/15/38	BB+	2,811,440
10,481	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	12,315,175
13,669	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	13,976,553
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,500,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
$16,600	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	$21,082,000
31,100	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/38	BBB	44,609,063
23,754	National Financial Services Inc.	6.750%	5/15/37	Baa2	24,822,930
8,200	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	8,794,500
4,200	Oil Insurance Limited, 144A	3.239%	N/A (6)	Baa1	3,763,141
3,750	Provident Financing Trust I	7.405%	3/15/38	Baa3	4,427,224
1,135	Prudential Financial Inc.	8.875%	6/15/38	BBB+	1,325,113
6,400	Prudential Financial Inc.	5.875%	9/15/42	BBB+	6,800,000
30,400	Prudential Financial Inc.	5.625%	6/15/43	BBB+	31,616,000
14,250	Prudential PLC, Reg S	6.500%	N/A (6)	A–	14,410,313
29,870	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	32,857,000
20,500	Sompo Japan Insurance, 144A, (3)	5.325%	3/28/73	A–	21,960,625
5,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	5,725,000
13,400	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	14,056,600
1,400	Swiss Re Capital I, Reg S	6.854%	N/A (6)	A	1,468,600
8,080	White Mountains Insurance Group, 144A	7.506%	N/A (6)	BB+	8,433,500
21,257	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	22,474,874
	Total Insurance				406,708,118
	Machinery – 0.3%
3,450	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	3,741,525
	Multi-Utilities – 0.6%
6,400	Dominion Resources Inc., (3)	7.500%	6/30/66	BBB	6,622,784
	Real Estate Investment Trust – 0.3%
2,772	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	2,946,010
	Road & Rail – 1.1%
11,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,768,000
	Thrifts & Mortgage Finance – 0.0%
500	Onbank Capital Trust I	9.250%	2/01/27	Baa2	505,311
	U.S. Agency – 0.2%
1,700	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	2,127,656
	Wireless Telecommunication Services – 3.9%
36,228	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	46,360,519
	Total $1,000 Par (or similar) Institutional Preferred (cost $881,333,327)				972,177,512
Shares	Description (1), (7)				Value
	INVESTMENT COMPANIES – 1.4% (1.0% of Total Investments)
651,122	Blackrock Credit Allocation Income Trust IV				$8,777,125
395,914	John Hancock Preferred Income Fund III				7,324,409
	Total Investment Companies (cost $22,544,889)				16,101,534
	Total Long-Term Investments (cost $1,525,111,677)				1,645,413,312

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1% (0.8% of Total Investments)
$12,805	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $12,804,886, collateralized by $9,880,000 U.S. Treasury Bond, 3.750%, due 8/15/41, value $13,066,300	0.000%	2/02/15	$12,804,886
	Total Short-Term Investments (cost $12,804,886)			12,804,886
	Total Investments (cost $1,537,916,563) – 139.0%			1,658,218,198
	Borrowings – (39.0)% (8), (9)			(465,800,000)
	Other Assets Less Liabilities – 0.0% (10)			624,459
	Net Assets Applicable to Common Shares – 100%			$1,193,042,657

Investments in Derivatives as of January 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$134,344,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/01/15	12/01/20	$(2,014,722)
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/01/15	12/01/22	(3,850,131)
	$268,688,000							$(5,864,853)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments out on loan as of the end of the reporting period was $61,674,000.

(4)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)  Perpetual security. Maturity date is not applicable.

(7)  A copy of the most recent financial statements for the investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)  Borrowings as a percentage of Total Investments is 28.1%.

(9)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $966,570,586 have been pledged as collateral for borrowings.

(10)  Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)  Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT  Real Estate Investment Trust

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association

See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of Investments  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 136.4% (98.1% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 48.3% (34.8% of Total Investments)
	Banks – 8.9%
54,185	Citigroup Capital XIII	7.875%	BBB–	$1,433,193
20,000	Citigroup Inc.	7.125%	BB+	542,000
40,553	Citigroup Inc.	6.875%	BB+	1,090,065
35,000	Citigroup Inc.	5.800%	BB+	862,050
19,300	City National Corporation	5.500%	Baa3	477,096
59,100	Countrywide Capital Trust IV	6.750%	Ba1	1,530,099
12,000	FirstMerit Corporation	5.875%	Baa3	291,120
25,000	HSBC Holdings PLC	8.000%	BBB+	671,500
20,000	HSBC USA Inc.	6.500%	BBB+	505,600
97,300	HSBC USA Inc.	4.500%	Baa1	2,489,907
26,500	HSBC USA Inc.	2.858%	BBB+	1,331,095
48,500	JP Morgan Chase & Company	6.700%	BBB–	1,292,525
7,600	Merrill Lynch Capital Trust I	6.450%	Ba1	193,116
3,300	Merrill Lynch Capital Trust II	6.450%	Ba1	83,820
13,420	Merrill Lynch Capital Trust III	7.375%	Ba1	351,470
211,700	PNC Financial Services	6.125%	BBB–	5,912,781
52,500	Royal Bank of Scotland Group PLC	5.750%	B+	1,254,750
	Total Banks			20,312,187
	Capital Markets – 4.5%
35,900	Affiliated Managers Group Inc.	5.250%	BBB	926,938
271,046	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	7,277,585
42,000	Goldman Sachs Group, Inc.	5.500%	BB	1,045,380
9,400	Morgan Stanley Capital Trust VI	6.600%	Ba1	240,734
9,600	State Street Corporation	5.900%	BBB	253,728
22,100	State Street Corporation	5.250%	BBB	537,914
	Total Capital Markets			10,282,279
	Consumer Finance – 0.0%
1,100	Capital One Financial Corporation	6.000%	Ba1	27,709
	Diversified Financial Services – 3.6%
59,300	General Electric Capital Corporation	4.875%	AA+	1,491,395
10,565	General Electric Capital Corporation	4.700%	AA+	260,216
239,500	ING Groep N.V	7.050%	Ba1	6,179,100
10,000	ING Groep N.V	6.125%	Ba1	253,800
	Total Diversified Financial Services			8,184,511
	Diversified Telecommunication Services – 2.9%
26,409	Qwest Corporation	7.500%	BBB–	713,307
26,699	Qwest Corporation	7.375%	BBB–	713,130
72,881	Qwest Corporation	7.000%	BBB–	1,905,838
19,554	Qwest Corporation	7.000%	BBB–	512,706
24,600	Qwest Corporation	6.875%	BBB–	648,210
30,900	Qwest Corporation	6.125%	BBB–	757,668
54,100	Verizon Communications Inc.	5.900%	A–	1,436,896
	Total Diversified Telecommunication Services			6,687,755
	Electric Utilities – 2.9%
40,000	Alabama Power Company, (3)	6.450%	A3	1,108,752
4,110	Duke Energy Capital Trust II	5.125%	Baa1	102,092
10,000	Entergy Arkansas Inc.	5.750%	A–	256,600
10,000	Entergy Louisiana LLC	5.250%	A2	252,300

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities (continued)
17,600	Entergy Louisiana LLC	4.700%	A2	$413,600
27,800	Interstate Power and Light Company	5.100%	BBB	710,290
25,000	NextEra Energy Inc.	5.700%	BBB	646,250
106,671	NextEra Energy Inc.	5.625%	BBB	2,703,043
12,000	NextEra Energy Inc.	5.125%	BBB	291,840
1,227	PPL Capital Funding, Inc.	5.900%	BB+	31,289
	Total Electric Utilities			6,516,056
	Food Products – 0.5%
10,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	1,131,976
	Insurance – 14.4%
319,390	Aegon N.V	6.375%	Baa1	8,217,905
94,822	Aflac Inc.	5.500%	BBB+	2,398,048
31,300	Allstate Corporation	6.625%	BBB–	854,803
71,000	Allstate Corporation	5.100%	Baa1	1,832,510
43,900	American Financial Group	6.250%	Baa2	1,130,425
36,700	Arch Capital Group Limited	6.750%	BBB	1,011,085
11,500	Aspen Insurance Holdings Limited	7.250%	BBB–	302,105
51,683	Aspen Insurance Holdings Limited	5.950%	BBB–	1,303,962
47,000	Axis Capital Holdings Limited	6.875%	BBB	1,278,400
100,905	Axis Capital Holdings Limited	5.500%	BBB	2,485,290
90,100	Delphi Financial Group, Inc., (3)	7.376%	BBB–	2,246,869
84,800	Hartford Financial Services Group Inc.	7.875%	BB+	2,585,552
3,845	PartnerRe Limited	7.250%	BBB+	104,507
36,506	PartnerRe Limited	5.875%	BBB+	921,046
5,000	Protective Life Corporation	6.000%	BBB	130,850
63,344	Prudential PLC	6.750%	A–	1,672,282
32,000	Reinsurance Group of America Inc.	6.200%	BBB	926,720
81,739	RenaissanceRe Holdings Limited	5.375%	BBB+	1,996,884
26,026	Torchmark Corporation	5.875%	BBB+	658,458
34,592	W.R. Berkley Corporation	5.625%	BBB–	856,844
	Total Insurance			32,914,545
	Machinery – 0.9%
83,100	Stanley, Black, and Decker Inc.	5.750%	BBB+	2,129,022
	Media – 0.2%
13,900	Comcast Corporation	5.000%	A–	353,060
	Multi-Utilities – 0.2%
21,400	DTE Energy Company	5.250%	Baa1	540,350
	Real Estate Investment Trust – 6.5%
50,000	DDR Corporation	6.250%	Baa3	1,314,500
6,000	Digital Realty Trust Inc.	7.375%	Baa3	163,320
15	Digital Realty Trust Inc.	6.625%	Baa3	389
11,019	Digital Realty Trust Inc.	5.875%	Baa3	267,431
54,287	Hospitality Properties Trust	7.125%	Baa3	1,459,777
31,800	Kimco Realty Corporation,	5.625%	Baa2	785,778
10,000	PS Business Parks, Inc.	6.875%	Baa2	258,500
73,699	PS Business Parks, Inc.	6.000%	Baa2	1,877,114
30,000	Public Storage, Inc.	6.000%	A	774,900
12,000	Public Storage, Inc.	5.750%	A	306,000
99,300	Public Storage, Inc., (4)	5.200%	A3	2,431,857
18,600	Public Storage, Inc.	5.200%	A	454,956
117,100	Realty Income Corporation	6.625%	Baa2	3,132,425
8,422	Ventas Realty LP	5.450%	BBB+	215,182
57,400	Vornado Realty Trust	5.700%	BBB–	1,449,924
	Total Real Estate Investment Trust			14,892,053

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Wireless Telecommunication Services – 1.3%
70,400	Telephone and Data Systems Inc.	7.000%		BB+	$1,784,640
31,000	Telephone and Data Systems Inc.	6.875%		Baa2	784,920
765	United States Cellular Corporation	7.250%		Ba1	19,270
12,791	United States Cellular Corporation	6.950%		BB+	321,694
	Total Wireless Telecommunication Services				2,910,524
	U.S. Agency – 1.5%
12,300	AgriBank FCB, (3)	6.875%		BBB+	1,303,416
20,000	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	2,060,000
	Total U.S. Agency				3,363,416
	Total $25 Par (or similar) Retail Preferred (cost $103,225,634)				110,245,443
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 6.1% (4.3% of Total Investments)
	Banks – 2.7%
$250	Den Norske Bank	0.500%	2/18/35	Baa3	$159,672
250	Den Norske Bank	0.963%	2/24/37	Baa3	160,000
5,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	5,348,435
600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	600,378
6,100	Total Banks				6,268,485
	Capital Markets – 1.3%
1,700	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	1,888,171
910	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	1,020,055
2,610	Total Capital Markets				2,908,226
	Construction & Engineering – 0.5%
1,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	1,061,500
	Insurance – 1.3%
700	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	929,976
1,450	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,985,920
2,150	Total Insurance				2,915,896
	Oil, Gas & Consumable Fuels – 0.3%
700	DCP Midstream LLC, 144A	5.850%	5/21/43	Ba1	644,000
12,560	Total Corporate Bonds (cost $12,767,310)				13,798,107
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 80.6% (58.0% of Total Investments)
	Banks – 34.2%
2,200	Abbey National Capital Trust I	8.963%	N/A (5)	BBB–	$2,802,250
9,400	Bank of America Corporation	8.000%	N/A (5)	BB	10,062,700
2,800	Barclays PLC	8.250%	N/A (5)	BB+	2,918,493
5,060	Barclays PLC	7.434%	N/A (5)	BB+	4,875,275
2,400	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	1,992,000
500	Citigroup Capital III	7.625%	12/01/36	BBB–	676,093
1,000	Citigroup Inc.	5.950%	N/A (5)	BB+	998,750
500	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	516,258
3,000	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	2,490,000
1,000	First Empire Capital Trust I	8.234%	2/01/27	Baa2	1,009,602
8,485	First Union Capital Trust II, Series A	7.950%	11/15/29	Baa1	11,973,727

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	$496,250
2,400	Groupe BCPE	3.300%	N/A (5)	BBB–	1,998,000
1,500	HSBC Bank PLC	0.688%	N/A (5)	A3	945,000
1,500	HSBC Bank PLC	0.600%	N/A (5)	A3	934,500
1,300	HSBC Capital Funding LP, 144A	10.176%	N/A (5)	BBB+	1,959,750
1,500	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	1,520,400
800	JPMorgan Chase & Company	5.150%	N/A (5)	BBB–	772,000
1,800	JPMorgan Chase Capital XXIII	1.232%	5/15/47	Baa2	1,399,500
1,100	Lloyd's Banking Group PLC	7.500%	N/A (5)	BB	1,124,750
600	Lloyd's Banking Group PLC, 144A	6.657%	N/A (5)	Ba2	654,000
2,500	Lloyd's Banking Group PLC, 144A	6.413%	N/A (5)	Ba2	2,712,500
4,500	M&T Bank Corporation	6.875%	N/A (5)	BBB–	4,601,250
1,100	M&T Bank Corporation	6.375%	N/A (5)	Baa2	1,121,656
2,700	National Australia Bank	8.000%	N/A (5)	Baa1	2,901,150
2,000	PNC Financial Services Inc.	6.750%	N/A (5)	BBB–	2,210,420
3,628	Societe Generale, Reg S	8.750%	N/A (5)	BB+	3,670,992
500	Societe Generale, 144A	7.875%	N/A (5)	BB+	492,500
1,200	Societe Generale, 144A	1.006%	N/A (5)	BB+	1,104,000
300	Societe Generale, Reg S	7.875%	N/A (5)	BB+	295,500
4,800	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	5,208,000
1,500	Wells Fargo & Company, (6)	7.980%	N/A (5)	BBB	1,646,250
	Total Banks				78,083,516
	Capital Markets – 4.9%
2,100	Charles Schwab Corporation	7.000%	N/A (5)	BBB	2,451,960
2,200	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	2,310,515
1,700	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	1,797,750
250	Goldman Sachs Group Inc.	5.700%	N/A (5)	BB+	256,172
800	Macquarie PMI LLC	8.375%	N/A (5)	Ba1	830,000
2,000	Morgan Stanley	5.450%	N/A (5)	BB	2,032,660
1,795	State Street Capital Trust IV	1.243%	6/15/37	A3	1,472,080
	Total Capital Markets				11,151,137
	Diversified Financial Services – 4.5%
4,500	General Electric Capital Corporation	7.125%	N/A (5)	A+	5,236,875
1,600	General Electric Capital Corporation	6.250%	N/A (5)	A+	1,763,200
500	ING US Inc.	5.650%	5/15/53	Ba1	502,500
2,200	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa1	2,832,500
	Total Diversified Financial Services				10,355,075
	Electric Utilities – 1.6%
3,000	Electricite de France, 144A	5.250%	N/A (5)	A3	3,150,000
450	FPL Group Capital Inc.	6.650%	6/15/67	BBB	456,285
	Total Electric Utilities				3,606,285
	Industrial Conglomerates – 0.4%
900	General Electric Capital Trust I	6.375%	11/15/67	A+	973,968
	Insurance – 28.2%
400	Ace Capital Trust II	9.700%	4/01/30	A–	595,000
2,400	AG Insurance SA/NV, Reg S	6.750%	N/A (5)	BBB+	2,574,000
800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	1,084,000
700	Allstate Corporation	5.750%	8/15/53	Baa1	744,188
3,200	American International Group, Inc.	8.175%	5/15/58	BBB	4,384,000
1,200	AXA SA	8.600%	12/15/30	A3	1,635,000
4,300	AXA SA, 144A	6.380%	N/A (5)	Baa1	4,719,250
3,200	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	3,176,000
1,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (5)	A3	1,468,750
400	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (5)	A3	429,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
1,850	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	$1,914,750
800	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	940,000
3,200	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	4,064,000
5,500	National Financial Services Inc.	6.750%	5/15/37	Baa2	5,747,497
300	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	321,750
818	Oil Insurance Limited, 144A	3.239%	N/A (5)	Baa1	732,917
305	Prudential Financial Inc.	8.875%	6/15/38	BBB+	356,088
1,200	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,275,000
4,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	4,264,000
2,300	Prudential PLC, Reg S	7.750%	N/A (5)	A–	2,444,900
3,800	Prudential PLC, Reg S	6.500%	N/A (5)	A–	3,842,750
5,800	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	6,380,000
4,000	Sompo Japan Insurance, 144A, (6)	5.325%	3/28/73	A–	4,285,000
1,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	1,145,000
2,200	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	2,307,800
300	Swiss Re Capital I, Reg S	6.854%	N/A (5)	A	314,700
900	White Mountains Insurance Group, 144A	7.506%	N/A (5)	BB+	939,375
2,154	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	2,277,409
	Total Insurance				64,362,124
	Machinery – 0.5%
1,050	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,138,725
	Multi-Utilities – 0.6%
500	Dominion Resources Inc.	7.500%	6/30/66	BBB	517,405
900	Dominion Resources Inc.	2.556%	9/30/66	BBB	836,759
	Total Multi-Utilities				1,354,164
	Road & Rail – 1.6%
3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,567,200
	Wireless Telecommunication Services – 4.1%
7,260	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	9,290,531
	Total $1,000 Par (or similar) Institutional Preferred (cost $167,564,783)				183,862,725
Shares	Description (1), (7)				Value
	INVESTMENT COMPANIES – 1.4% (1.0% of Total Investments)
125,548	Blackrock Credit Allocation Income Trust IV				$1,692,387
75,864	John Hancock Preferred Income Fund III				1,403,484
	Total Investment Companies (cost $4,327,575)				3,095,871
	Total Long-Term Investments (cost $287,885,302)				311,002,146
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.6% (1.9% of Total Investments)
$5,953	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $5,952,806, collateralized by $4,595,000 U.S. Treasury Bond, 3.750%, due 8/15/41, value $6,076,888	0.000%	2/02/15		$5,952,806
	Total Short-Term Investments (cost $5,952,806)				5,952,806
	Total Investments (cost $293,838,108) – 139.0%				316,954,952
	Borrowings – (39.0)% (8), (9)				(89,000,000)
	Other Assets Less Liabilities – 0.0% (10)				134,184
	Net Assets Applicable to Common Shares – 100%				$228,089,136

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Investments in Derivatives as of January 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$25,638,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/01/15	12/01/20	$(384,486)
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/01/15	12/01/22	(734,753)
	$51,276,000							$(1,119,239)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Perpetual security. Maturity date is not applicable.

(6)  Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments out on loan as of the end of the reporting period was $5,498,000.

(7)  A copy of the most recent financial statements for the investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)  Borrowings as a percentage of Total Investments is 28.1%.

(9)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $185,872,857 have been pledged as collateral for borrowings.

(10)  Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)  Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  January 31, 2015 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Long-term investments, at value (cost $766,083,568, $1,525,111,677 and $287,885,302, respectively)	$825,182,691	$1,645,413,312	$311,002,146
Short-term investments, at value (cost approximates value)	7,908,888	12,804,886	5,952,806
Receivable for:
Dividends	654,645	1,141,119	229,480
Interest	5,838,389	13,612,171	2,103,617
Investments sold	—	—	446,068
Reclaims	—	115,065	—
Other assets	242,429	320,628	152,539
Total assets	839,827,042	1,673,407,181	319,886,656
Liabilities
Borrowings	235,000,000	465,800,000	89,000,000
Unrealized depreciation on interest rate swaps	2,950,544	5,864,853	1,119,239
Common share dividends payable	3,516,903	6,865,148	1,306,887
Accrued expenses:
Interest on borrowings	19,960	39,564	7,559
Management fees	601,254	1,170,997	231,641
Trustees fees	109,474	211,448	41,456
Other	232,367	412,514	90,738
Total liabilities	242,430,502	480,364,524	91,797,520
Net assets applicable to common shares	$597,396,540	$1,193,042,657	$228,089,136
Common shares outstanding	64,658,448	120,393,013	23,670,657
Net asset value ("NAV") per common share outstanding	$9.24	$9.91	$9.64
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$646,584	$1,203,930	$236,707
Paid-in surplus	882,115,200	1,688,569,820	329,043,648
Undistributed (Over-distribution of) net investment income	591,879	34,440	(681,710)
Accumulated net realized gain (loss)	(342,105,702)	(611,202,315)	(122,507,114)
Net unrealized appreciation (depreciation)	56,148,579	114,436,782	21,997,605
Net assets applicable to common shares	$597,396,540	$1,193,042,657	$228,089,136
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended January 31, 2015 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$10,713,350	$20,748,630	$3,929,919
Interest	15,347,730	30,750,406	5,761,458
Other	180,634	358,131	68,233
Total investment income	26,241,714	51,857,167	9,759,610
Expenses
Management fees	3,586,364	6,969,239	1,379,587
Interest expense and borrowings – costs	1,209,481	2,399,742	458,712
Shareholder servicing agent fees	2,082	2,850	575
Custodian fees	66,668	123,744	31,475
Trustees fees	14,105	27,819	5,520
Professional fees	31,575	50,481	19,709
Shareholder reporting expenses	74,143	125,075	27,929
Stock exchange listing fees	10,701	19,925	4,449
Investor relations expenses	55,818	108,002	21,059
Other	13,515	21,444	8,341
Total expenses	5,064,452	9,848,321	1,957,356
Net investment income (loss)	21,177,262	42,008,846	7,802,254
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,489,580	2,201,363	333,947
Swaps	(1,138,627)	(2,270,269)	(433,027)
Change in net unrealized appreciation (depreciation) of:
Investments	5,306,958	9,567,366	2,857,837
Swaps	(5,086,329)	(10,103,858)	(1,928,410)
Net realized and unrealized gain (loss)	571,582	(605,398)	830,347
Net increase (decrease) in net assets applicable to common shares from operations	$21,748,844	$41,403,448	$8,632,601

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$21,177,262	$42,049,375	$42,008,846	$83,475,956
Net realized gain (loss) from:
Investments	1,489,580	10,505,082	2,201,363	14,782,608
Swaps	(1,138,627)	(994,198)	(2,270,269)	(1,982,298)
Change in net unrealized appreciation (depreciation) of:
Investments	5,306,958	19,738,503	9,567,366	47,186,628
Swaps	(5,086,329)	(1,803,732)	(10,103,858)	(3,580,499)
Net increase (decrease) in net assets applicable to common shares from operations	21,748,844	69,495,030	41,403,448	139,882,395
Distribution to Common Shareholders
From net investment income	(26,284,439)	(42,723,139)	(46,086,446)	(79,459,391)
Decrease in net assets applicable to common shares from distributions to common shareholders	(26,284,439)	(42,723,139)	(46,086,446)	(79,459,391)
Capital Share Transactions
Cost of common shares repurchased and retired	(39,800)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(39,800)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(4,575,395)	26,771,891	(4,682,998)	60,423,004
Net assets applicable to common shares at the beginning of period	601,971,935	575,200,044	1,197,725,655	1,137,302,651
Net assets applicable to common shares at the end of period	$597,396,540	$601,971,935	$1,193,042,657	$1,197,725,655
Undistributed (Over-distribution of) net investment income at the end of period	$591,879	$5,699,056	$34,440	$4,112,040

See accompanying notes to financial statements.

Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (continued)

	Quality Preferred Income 3 (JHP)
	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$7,802,254	$15,832,539
Net realized gain (loss) from:
Investments	333,947	5,587,132
Swaps	(433,027)	(378,100)
Change in net unrealized appreciation (depreciation) of:
Investments	2,857,837	6,589,379
Swaps	(1,928,410)	(683,453)
Net increase (decrease) in net assets applicable to common shares from operations	8,632,601	26,947,497
Distribution to Common Shareholders
From net investment income	(9,016,855)	(15,800,200)
Decrease in net assets applicable to common shares from distributions to common shareholders	(9,016,855)	(15,800,200)
Capital Share Transactions
Cost of common shares repurchased and retired	(334,909)	(156,050)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(334,909)	(156,050)
Net increase (decrease) in net assets applicable to common shares	(719,163)	10,991,247
Net assets applicable to common shares at the beginning of period	228,808,299	217,817,052
Net assets applicable to common shares at the end of period	$228,089,136	$228,808,299
Undistributed (Over-distribution of) net investment income at the end of period	$(681,710)	$532,891

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended January 31, 2015 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$21,748,844	$41,403,448	$8,632,601
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(32,010,757)	(81,314,470)	(10,394,854)
Proceeds from sales and maturities of investments	37,752,751	83,023,482	14,877,804
Proceeds from (Purchases of) short-term investments, net	(1,804,591)	511,749	(2,386,540)
Proceeds from (Payments for) swap contracts, net	(1,138,627)	(2,270,269)	(433,027)
Proceeds from litigation settlement	1,284,293	2,297,453	364,469
Amortization (Accretion) of premiums and discounts, net	11,359	(33,377)	(7,735)
(Increase) Decrease in:
Receivable for dividends	(22,973)	52,990	(1,659)
Receivable for interest	(47,981)	(277,149)	(12,069)
Receivable for investments sold	42,460	—	(434,127)
Other assets	(130,633)	(105,748)	(109,723)
(Increase) Decrease in:
Accrued interest on borrowings	6,939	13,716	2,617
Accrued management fees	(7,263)	(10,198)	(2,495)
Accrued Trustees fees	3,148	6,352	1,273
Accrued other expenses	14,507	29,146	(4,653)
Net realized gain (loss) from:
Investments	(1,489,580)	(2,201,363)	(333,947)
Swaps	1,138,627	2,270,269	433,027
Change in net unrealized appreciation (depreciation) of:
Investments	(5,306,958)	(9,567,366)	(2,857,837)
Swaps	5,086,329	10,103,858	1,928,410
Net cash provided by (used in) operating activities	25,129,894	43,932,523	9,261,535
Cash Flows from Financing Activities:
Proceeds from borrowings	1,000,000	1,800,000	—
Cash distributions paid to common shareholders	(26,090,094)	(45,732,523)	(8,926,626)
Cost of common shares repurchased and retired	(39,800)	—	(334,909)
Net cash provided by (used in) financing activities	(25,129,894)	(43,932,523)	(9,261,535)
Net Increase (Decrease) in Cash	—	—	—
Cash at the beginning of period	—	—	—
Cash at the end of period	$—	$—	$—
Supplemental Disclosure of Cash Flow Information	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash paid for interest on borrowings (excluding borrowing costs)	$1,202,542	$2,386,026	$456,095

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Shareholders(b)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
Quality Preferred Income (JTP)
Year Ended 7/31:
2015(h)	$9.31	$0.33	$0.01	$—		$—	$0.34	$(0.41)	$—	$—	$(0.41)	$—	*	$9.24	$8.58
2014	8.90	0.65	0.42	—		—	1.07	(0.66)	—	—	(0.66)	—		9.31	8.35
2013	8.62	0.65	0.23	—		—	0.88	(0.60)	—	—	(0.60)	—		8.90	7.98
2012	8.25	0.66	0.31	—		—	0.97	(0.60)	—	—	(0.60)	—		8.62	8.70
2011(f)	8.07	0.35	0.18	—		—	0.53	(0.35)	—	—	(0.35)	—		8.25	7.54
Year Ended 12/31:
2010	7.06	0.65	0.94	—		—	1.59	(0.58)	—	—	(0.58)	—		8.07	7.40
2009	5.25	0.63	1.82	—	*	—	2.45	(0.57)	—	(0.07)	(0.64)	—		7.06	6.57
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015(h)	9.95	0.35	(0.01)	—		—	0.34	(0.38)	—	—	(0.38)	—		9.91	9.36
2014	9.45	0.69	0.47	—		—	1.16	(0.66)	—	—	(0.66)	—		9.95	8.92
2013	9.12	0.69	0.30	—		—	0.99	(0.66)	—	—	(0.66)	—		9.45	8.47
2012	8.77	0.69	0.32	—		—	1.01	(0.66)	—	—	(0.66)	—		9.12	9.34
2011(f)	8.64	0.37	0.15	—		—	0.52	(0.39)	—	—	(0.39)	—		8.77	8.07
Year Ended 12/31:
2010	7.67	0.69	0.93	—		—	1.62	(0.65)	—	—	(0.65)	—		8.64	7.90
2009	5.42	0.69	2.29	—	*	—	2.98	(0.70)	—	(0.03)	(0.73)	—		7.67	7.25

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. During the fiscal year ended December 31, 2009, Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS) redeemed all of their outstanding FundPreferred shares, at liquidation value.

(c)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2010 and September 30, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS), respectively, for any fees or expenses.

Nuveen Investments

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
	Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
	Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Quality Preferred Income (JTP)
Year Ended 7/31:
2015(h)	3.69%	7.88%	$597,397	1.68	%**	7.02	%**	N/A	N/A	4%
2014	12.65	13.63	601,972	1.72		7.32		N/A	N/A	16
2013	10.32	(1.78)	575,200	1.75		7.22		N/A	N/A	34
2012	12.51	24.30	556,997	1.83		8.17		N/A	N/A	21
2011(f)	6.74	6.62	533,062	1.61	**	7.17	**	N/A	N/A	9
Year Ended 12/31:
2010	23.09	21.94	521,347	1.65		8.37		1.60%	8.42%	20
2009	51.85	53.05	456,186	1.86		11.04		1.71	11.19	29
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015(h)	3.51	9.45	1,193,043	1.64	**	6.99	**	N/A	N/A	5
2014	12.83	13.76	1,197,726	1.69		7.32		N/A	N/A	16
2013	10.98	(2.63)	1,137,303	1.71		7.23		N/A	N/A	32
2012	12.32	25.17	1,097,385	1.80		8.13		N/A	N/A	19
2011(f)	5.99	7.02	1,055,468	1.58	**	7.21	**	N/A	N/A	7
Year Ended 12/31:
2010	21.99	18.31	1,039,917	1.59		8.29		1.51	8.37	25
2009	61.22	63.90	922,354	1.82		11.27		1.64	11.45	27

  (e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable. Borrowings are described in Note 8—Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Interest Expense and Other Costs to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)
Year Ended 7/31:
2015(h)	0.40	%**
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.38	**
Year Ended 12/31:
2010	0.41
2009	0.61
Ratios of Interest Expense and Other Costs to Average Net Assets Applicable to Common Shares
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015(h)	0.40	%**
2014	0.43
2013	0.47
2012	0.55
2011(f)	0.37	**
Year Ended 12/31:
2010	0.39
2009	0.59

  (f)  For the seven months ended July 31, 2011.

  (g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

  (h)  For the six months ended January 31, 2015.

  N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

  *  Rounds to less than $0.01 per share.

  **  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Share- holders(b)	Total	Income to From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount per Common Share Repur- chased and Retired		Ending NAV	Ending Share Price
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015(h)	$9.65	$0.33	$0.04	$—		$—	$0.37	$(0.38)	$—	$—	$(0.38)	$—	*	$9.64	$8.72
2014	9.18	0.67	0.47	—		—	1.14	(0.67)	—	—	(0.67)	—	*	9.65	8.43
2013	8.80	0.67	0.33	—		—	1.00	(0.62)	—	—	(0.62)	—		9.18	8.23
2012	8.48	0.66	0.28	—		—	0.94	(0.62)	—	—	(0.62)	—		8.80	8.85
2011(f)	8.37	0.36	0.11	—		—	0.47	(0.36)	—	—	(0.36)	—		8.48	7.70
Year Ended 12/31:
2010	7.45	0.65	0.89	—		—	1.54	(0.62)	—	—	(0.62)	—		8.37	7.74
2009	5.14	0.63	2.34	—	*	—	2.97	(0.58)	—	(0.08)	(0.66)	—		7.45	6.95

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. During the fiscal year ended December 31, 2009, Quality Preferred Income 3 (JHP) redeemed all of its outstanding FundPreferred shares, at liquidation value.

(c)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income 3 (JHP), for any fees or expenses.

Nuveen Investments

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
	Common Share Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015(h)	3.92%	8.15%	$228,089	1.71	%**	6.80	%**	N/A	N/A	3%
2014	12.97	11.09	228,808	1.76		7.24		N/A	N/A	18
2013	11.53	(0.30)	217,817	1.77		7.17		N/A	N/A	28
2012	11.91	24.04	208,729	1.84		8.04		N/A	N/A	23
2011(f)	5.69	4.08	201,139	1.65	**	7.19	**	N/A	N/A	8
Year Ended 12/31:
2010	21.49	20.66	198,513	1.65		8.05		1.54%	8.16%	24
2009	63.23	54.50	176,677	1.87		10.56		1.66	10.77	35

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable. Borrowings are described in Note 8—Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Interest Expense and Other Costs to Average Net Assets Applicable to Common Shares
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015(h)	0.40	%**
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.37	**
Year Ended 12/31:
2010	0.38
2009	0.59

(f)  For the seven months ended July 31, 2011.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

(h)  For the six months ended January 31, 2015.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $0.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2015(b)	$235,000	$3,542
2014	234,000	3,573
2013	234,000	3,458
2012	217,000	3,567
2011(a)	154,875	4,442
Year Ended 12/31:
2010	154,875	4,366
2009	153,375	3,974
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015(b)	465,800	3,561
2014	464,000	3,581
2013	464,000	3,451
2012	427,000	3,570
2011(a)	308,800	4,418
Year Ended 12/31:
2010	300,000	4,466
2009	289,500	4,186
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015(b)	89,000	3,563
2014	89,000	3,571
2013	89,000	3,447
2012	81,000	3,577
2011(a)	58,900	4,415
Year Ended 12/31:
2010	55,000	4,609
2009	55,000	4,212

(a)  For the seven months ended July 31, 2011.

(b)  For the six months ended January 31, 2015.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Quality Preferred Income Fund (JTP) ("Quality Preferred Income (JTP)")

•  Nuveen Quality Preferred Income Fund 2 (JPS) ("Quality Preferred Income 2 (JPS)")

•  Nuveen Quality Preferred Income Fund 3 (JHP) ("Nuveen Quality Preferred Income 3 (JHP)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) were organized as Massachusetts business trusts on April 24, 2002, June 24, 2002 and October 17, 2002, respectively.

The end of the reporting period for the Funds is January 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2015 ("the current fiscal period").

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in swap contracts.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Funds' investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with Spectrum. These new agreements were approved by shareholders of the Funds, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Each Fund's investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding when-issued/delayed purchase commitments	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Agreements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Common Shares Equity Shelf Programs and Offering Costs

Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through their equity shelf programs ("Shelf Offering"), which are not yet effective.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund's net asset value ("NAV") per common share.

Costs incurred by the Funds in connection with their initial Shelf Offering will be recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such shares and will be recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of "Other expenses" on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings will be expensed as incurred and will be recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$4,064,610	$—		$—	$4,064,610
$25 Par (or similar) Retail Preferred	270,378,597	24,214,256	**	—	294,592,853
Corporate Bonds	—	40,613,355		—	40,613,355
$1,000 Par (or similar) Institutional Preferred	—	478,828,636		—	478,828,636
Investment Companies	7,083,237	—		—	7,083,237
Short-Term Investments:
Repurchase Agreements	—	7,908,888		—	7,908,888
Investments in Derivatives:
Interest Rate Swaps***	—	(2,950,544)		—	(2,950,544)
Total	$281,526,444	$548,614,591		$—	$830,141,035
Quality Preferred Income 2 (JPS)
Long-Term Investments*:
Convertible Preferred Securities	$5,344,900	$—		$—	$5,344,900
$25 Par (or similar) Retail Preferred	509,966,538	55,855,303	**	—	565,821,841
Corporate Bonds	—	85,967,525		—	85,967,525
$1,000 Par (or similar) Institutional Preferred	—	972,177,512		—	972,177,512
Investment Companies	16,101,534	—		—	16,101,534
Short-Term Investments:
Repurchase Agreements	—	12,804,886		—	12,804,886
Investments in Derivatives:
Interest Rate Swaps***	—	(5,864,853)		—	(5,864,853)
Total	$531,412,972	$1,120,940,373		$—	$1,652,353,345
Quality Preferred Income 3 (JHP)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$102,394,430	$7,851,013	**	$—	$110,245,443
Corporate Bonds	—	13,798,107		—	13,798,107
$1,000 Par (or similar) Institutional Preferred	—	183,862,725		—	183,862,725
Investment Companies	3,095,871	—		—	3,095,871
Short-Term Investments:
Repurchase Agreements	—	5,952,806		—	5,952,806
Investments in Derivatives:
Interest Rate Swaps***	—	(1,119,239)		—	(1,119,239)
Total	$105,490,301	$210,345,412		$—	$315,835,713

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

***  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds' investments in non-U.S. securities were as follows:

Quality Preferred Income (JTP)	Value	% of Total Investments
Country:
United Kingdom	$94,647,130	11.4%
Netherlands	47,768,198	5.7
France	34,535,890	4.1
Other	132,733,649	16.0
Total non-U.S. securities	$309,684,867	37.2%
Quality Preferred Income 2 (JPS)
Country:
United Kingdom	$155,315,144	9.4%
Netherlands	115,193,039	6.9
France	74,905,901	4.5
Other	262,965,393	15.9
Total non-U.S. securities	$608,379,477	36.7%
Quality Preferred Income 3 (JHP)
Country:
United Kingdom	$40,241,451	12.7%
France	17,581,499	5.5
Netherlands	17,483,305	5.5
Other	48,606,593	15.4
Total non-U.S. securities	$123,912,848	39.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of "Net realized gain (loss) from investments" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative's related "Change in net unrealized appreciation (depreciation)" on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Quality Preferred Income (JTP)	Fixed Income Clearing Corporation	$7,908,888	$(7,908,888)	$—
Quality Preferred Income 2 (JPS)	Fixed Income Clearing Corporation	12,804,886	(12,804,866)	—
Quality Preferred Income 3 (JHP)	Fixed Income Clearing Corporation	5,952,806	(5,952,806)	—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments

During current fiscal period, each Fund continued to use interest swap contracts to partially hedge the interest cost of leverage, which each Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$160,986,500	$320,154,667	$61,092,667

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Quality Preferred Income (JTP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,950,544)
Quality Preferred Income 2 (JPS)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(5,864,853)
Quality Preferred Income 3 (JHP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,119,239)

The following table presents the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Quality Preferred Income (JTP)	JPMorgan	$—	$(2,950,544)	$—	$(2,950,544)	$2,504,172	$(446,372)
Quality Preferred Income 2 (JPS)	JPMorgan	$—	$(5,864,853)	$—	$(5,864,853)	$4,998,528	$(866,325)
Quality Preferred Income 3 (JHP)	JPMorgan	$—	$(1,119,239)	$—	$(1,119,239)	$730,292	$(388,947)

** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Quality Preferred Income Fund (JTP)	Interest rate	Swaps	$(1,138,627)	$(5,086,329)
Quality Preferred Income Fund 2 (JPS)	Interest rate	Swaps	(2,270,269)	(10,103,858)
Quality Preferred Income Fund 3 (JHP)	Interest rate	Swaps	(433,027)	(1,928,410)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	(5,000)	—	—	—	(40,000)	(20,000)
Weighted average:
Price per common share repurchaed and retired	$7.94	$—	$—	$—	$8.35	$7.78
Discount per common share repurchased and retired	13.98%	—%	—%	—%	12.95%	13.58%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$32,010,757	$81,314,470	$10,394,854
Sales and maturities	37,752,751	83,023,482	14,877,804

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments

As of January 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$780,689,398	$1,552,654,753	$295,530,167
Gross unrealized:
Appreciation	$64,564,882	$133,173,521	$25,682,744
Depreciation	(12,162,701)	(27,610,076)	(4,257,959)
Net unrealized appreciation (depreciation) of investments	$52,402,181	$105,563,445	$21,424,785

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, bond premium amortization, securities litigation settlements, complex securities character adjustments and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2014, the Funds' last tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(42,646)	$—	$(40,333)
Undistributed (Over-distribution of) net investment income	(842,973)	(1,321,736)	(324,208)
Accumulated net realized gain (loss)	885,619	1,321,736	364,541

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds' last tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income[1]	$15,479,244	$23,475,694	$3,400,888
Undistributed net long-term capital gains	—	—	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2014, paid on August 1, 2014.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$42,593,812	$79,459,391	$15,801,240
Distributions from net long-term capital gains	—	—	—

2  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of July 31, 2014, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2017	$173,160,281	$278,362,191	$74,713,136
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796
Not subject to expiration	—	—	—
Total	$340,839,086	$606,884,110	$121,774,444

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

During the Funds' last tax year ended July 31, 2014, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$11,570,916	$16,127,318	$6,194,466

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Post-October capital losses[3]	$1,452,346	$2,488,880	$633,590
Late-year ordinary losses[4]	—	—	—

3  Capital losses incurred from November 1, 2013 through July 31, 2014, the Funds' last tax year end.

4  Ordinary losses incurred from January 1, 2014 through July 31, 2014, and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the current fiscal period, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $17,355, $33,348 and $8,612, respectively.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2015, the complex-level fee rate for these Funds was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables

Nuveen Investments

trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Each Fund has entered into a prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$235,000,000	$467,000,000	$89,000,000

As of the end of the reporting period, each Fund's outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$235,000,000	$465,800,000	$89,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$234,331,522	$464,596,739	$89,000,000
Average annual interest rate	1.01%	1.01%	1.01%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments ("Pledged Collateral"). Interest is charged on these Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance. Effective December 4, 2014, the Funds are only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds' to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Funds' total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds' income generating potential may decrease. Even if each Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, each Fund had Hypothecated Securities as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Hypothecated Securities	$24,599,000	$61,674,000	$5,498,000

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The Funds earn Rehypothecation Fees, which are recognized as "Other income" on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund are as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Rehypothecation Fees	$180,634	$358,131	$68,233

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*   Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm** KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

** During the fiscal period ended July 31, 2015, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP ("KPMG") as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP ("Ernst & Young"), which resigned as the independent registered public accounting firm effective September 30, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young's report on the Funds for the most recent fiscal period ended July 31, 2014, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal period ended July 31, 2014 for the Funds and for the period August 1, 2014 through September 30, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements.

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JTP	JPS	JHP
Common shares repurchased	5,000	—	40,000

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Blended Benchmark (Comparative Index): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities USD Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit'' from a rating agency. Index returns do not include the effects of any sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-B-0115D 6714-INV-B-03/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

AUGUST 1-31, 2014	0		0	6,465,000

SEPTEMBER 1-30, 2014	0		0	6,465,000

OCTOBER 1-31, 2014	5,000	$7.94	5,000	6,460,000

NOVEMBER 1-30, 2014	0		0	6,460,000

DECEMBER 1-31, 2014	0		0	6,460,000

JANUARY 1-31, 2015	0		0	6,460,000

TOTAL	5,000

* The registrant’s repurchase program, for the repurchase of 6,465,000 shares, was authorized November 20, 2013.  The program was reauthorized for a maximum repurchase amount of 6,465,000 shares on August 6, 2014.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 9, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 9, 2015